Exhibit 99.1

Aon and NFP issue joint statement about the expiration of Hart-Scott-Rodino Antitrust Act waiting period for proposed acquisition agreement

DUBLIN, 21 February 2024 – Aon plc (NYSE: AON), a leading global professional services firm, and NFP, a leading middle market property and casualty broker, benefits consultant, wealth manager and retirement plan advisor, announced today that the waiting period has expired under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with Aon and NFP’s previously announced acquisition agreement.

The transaction remains subject to receipt of other applicable regulatory approvals and customary closing conditions.

As previously announced, the transaction is expected to close in mid-2024 and, until closing, Aon and NFP will continue to operate independently. Aon will provide updates on key financial metrics, as appropriate, at the time of close.

ENDS

About Aon

Aon plc (NYSE: AON) exists to shape decisions for the better — to protect and enrich the lives of people around the world. Our colleagues provide our clients in over 120 countries and sovereignties with advice and solutions that give them the clarity and confidence to make better decisions to protect and grow their business.

Follow Aon on LinkedIn, Twitter, Facebook and Instagram. Stay up-to-date by visiting the Aon Newsroom and sign up for News Alerts here.

About NFP

NFP is a leading property and casualty broker, benefits consultant, wealth manager, and retirement plan advisor that provides solutions enabling client success through the expertise of over 7,700 global employees, investments in innovative technologies, and enduring relationships with highly rated insurers, vendors, and financial institutions. NFP is the 9th best place to work for large employers in insurance, 7th largest privately-owned broker, 7th largest benefits broker by global revenue and 13th largest broker of US business (all rankings according to Business Insurance).

Visit NFP.com to discover how NFP empowers clients to meet their goals.

Media Contacts

Aon

mediainquiries@aon.com

Toll-free (U.S., Canada and Puerto Rico): +1 833 751 8114

International: +1 312 381 3024

NFP

Josh Wozman

josh.wozman@nfp.com

415.318.6441

Investor Contact

Aon

Leslie Follmer

+1 312-381-3310

investor.relations@aon.com

Safe Harbor Statement

This communication contains certain statements related to future results, or states Aon’s intentions, beliefs and expectations or predictions for the future, all of which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These forward-looking statements include information about possible or assumed future results of Aon’s operations. All statements, other than statements of historical facts, that address activities, events or developments that Aon expects or anticipates may occur in the future, including, without limitation, statements about the benefits of the proposed acquisition, including future financial and operating results and synergies, Aon’s, NFP’s and the combined firm’s plans, objectives, expectations and intentions, and the expected timing of the completion of the proposed acquisition, are forward-looking statements. Also, when Aon uses words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “looking forward”, “may”, “might”, “plan”, “potential”, “opportunity”, “commit”, “probably”, “project”, “should”, “will”, “would” or similar expressions, it is making forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those set forth in or anticipated by the forward looking statements: the possibility that the proposed acquisition will not be consummated, failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed acquisition, adverse effects on the market price of Aon’s securities and on Aon’s operating results for any reason, including, without limitation, because of the failure to consummate the proposed acquisition, the failure to realize the expected benefits of the proposed acquisition (including anticipated revenue and growth synergies), the failure to effectively integrate the combined companies following consummation of the proposed acquisition, negative effects of an announcement of the proposed acquisition, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals, or any announcement relating to the consummation of or failure to consummate the proposed acquisition on the market price of Aon’s securities, significant transaction and integration costs or difficulties in connection with the proposed acquisition and/or unknown or inestimable liabilities, potential litigation associated with the proposed acquisition, the potential impact of the announcement or consummation of the proposed acquisition on relationships, including with suppliers, customers, employees and regulators, and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak) that affect the combined companies following the consummation of the proposed acquisition.

Any or all of Aon’s forward-looking statements may turn out to be inaccurate, and there are no guarantees about Aon’s performance. The factors identified above are not exhaustive. Aon and its subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. In addition, results for prior periods are not necessarily indicative of results that may be expected for any future period. Further information concerning Aon and its businesses, including factors that potentially could materially affect Aon’s financial results, is contained in Aon’s filings with the SEC. See Aon’s Annual Report on Form 10-K for the year ended December 31, 2023 and additional documents filed by Aon with the SEC for a further discussion of these and other risks and uncertainties applicable to Aon and its businesses. These factors may be revised or supplemented in subsequent reports filed with the SEC. Any forward-looking statements in this communication are based upon information available as of the date of this communication which, while believed to be true when made, may ultimately prove to be incorrect. Aon is not under, and expressly disclaims, any obligation to update or alter any forward-looking statement that it may make from time to time, whether as a result of new information, future events or otherwise.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed acquisition or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

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